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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2011

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  604-689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (02-08)  Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 7.01  FD Disclosure.

a.

International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV) is pleased to announce the ratification of a three-year supply agreement with LP® Building Products (LP). The agreement extends the exclusive supply agreement ratified in January 2010 through December 31, 2013. Under the terms of the agreement, Barrier Technology Corporation will continue to manufacture LP® FlameBlock® Fire-Rated OSB Sheathing, utilizing Barrier’s proprietary Pyrotite® Technology, at Barrier’s existing manufacturing facility in Watkins, MN.  Refer to Exhibit #99.1 for additional information.

b.

International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV), a manufacturer of proprietary fire-resistant building materials is pleased to release fiscal year-to-date revenue and sales volumes results for the period July 2010 – December 2010) and month ended December 31, 2010.  Overall revenue generated for the reporting period was $1,756,507, a 28% increase over the $1,372,344 generated during the same period in the prior year. (*Sales revenue would be approximately $340,000 higher if the pass through charges for both substrate and outbound freight were included as in previous years.)  Fiscal revenue into the Residential Roof Deck/Wall Assembly/Structural Insulated Panel Market increased 116% and revenue into the Commercial Modular Market increased 19%.  Total revenue in the month of December 2010 was 15% higher than December 2009 ($294,231 vs. $256,636).

Sales volume of shipments of Barrier products for the fiscal year-to-date period July 2010 – December 2010 was 3,528,200 sq. ft.  This is an increase of 57% over the 2,245,700 sq. ft. that was shipped during the first two quarters in the previous fiscal year (Jul-Dec 09).  Sales into the Residential Roof Deck/Wall Assembly/Structural Insulated Panel Market increased by 195% during the reporting period and shipments into the Commercial Modular Market grew by 28%.  Shipment volumes for the month ending December 31, 2010 were 523,400 sq. ft. vs. the 443,300 sq. ft. shipped during December 2009 (18% increase).

Refer to Exhibit #99.2 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1  January 25, 2011 Press Release

99.2. January 28, 2011 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2011

International Barrier Technologies Inc.

(Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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